Dividends on ordinary shares	6 Months Ended
Jun. 30, 2019
Dividends on ordinary shares
Dividends on ordinary shares

9. Dividends on ordinary shares

It is Barclays’ policy to declare and pay dividends on a semi-annual basis. A half year dividend for 2019 of [XX]p (H118: 2.5p) per ordinary share will be paid on 23 September 2019 to shareholders on the share register on 9 August 2019.

	Half year ended 30.06.19		Half year ended 30.06.18
	Per share	Total	Per share	Total
Dividends paid during the period	p	£m	p	£m
Full year dividend paid during period	4.0	684	2.0	341

For qualifying US and Canadian resident ADR holders, the half year dividend of [X]p per ordinary share becomes [X]p per ADS (representing four shares). The ADR depositary will post the half year dividend on 23 September 2019 to ADR holders on the record at close of business on 9 August 2019.